LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Allocation Fund

Supplement dated February 9, 2009 to the

Statements of Additional Information dated July 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              Effective February 17, 2009, the following replaces the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

Portfolio Managers

As stated in the prospectus, the Developing Local Markets Fund is managed by a portfolio manager responsible for investment decisions together with a team of research analysts who provide country, industry, sector and macroeconomic research and analysis.  Leah G. Traub is primarily responsible for the day-to-day management of the Developing Local Markets Fund.

As stated in the prospectus, Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of the Global Allocation Fund’s assets in the underlying funds.  The Asset Allocation Committee consists of the following members: Robert S. Dow, Robert I. Gerber, Robert P. Fetch, Harold E. Sharon, Christopher J. Towle, and Charles P. Massare. Messrs. Dow, Gerber, Fetch, Sharon, Towle, and Massare are jointly and primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of December 31, 2007 (or another date, as indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories, a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

2.              Effective February 17, 2009, the following replaces the rows in the table for the Developing Local Markets Fund in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Local Markets Fund	Leah G. Traub (a)	0 / $0.0	0 / $0.0	0 / $0.0
+ Total assets are in millions.
(a) The amounts shown are as of December 31, 2008.

3.              Effective February 17, 2009, the following replaces the paragraph and rows in the table for the Developing Local Markets Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statements of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by the portfolio managers who are jointly and/or primarily responsible for the day-to-day management of that Fund, as of December 31, 2007 (or another date, as indicated).  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Developing Local Markets Fund	Leah G. Traub(a)			X

(a)  The amounts shown are as of February 2, 2009.